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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2004

IMCLONE SYSTEMS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of incorporation or organization)	0-19612 (Commission File Number)	04-2834797 (I.R.S. Employer Identification No.)
180 Varick Street, 6th Floor, New York, New York 10014 (Address, including zip code of Registrant's principal executive offices)

Registrant's telephone number, including area code: (212) 645-1405

Item 5.    Other Events

        On February 12, 2004, ImClone Systems announced that the Board of Directors has named Daniel S. Lynch Chief Executive Officer and a Director of the Company and David M. Kies has been named Chairman of the Board of Directors of the Company. Additionally, on January 26, 2004, ImClone Systems announced the appointment of William W. Crouse and David Sidransky, M.D., to the Company's Board of Directors

        The text of these press releases, which are attached as Exhibit 99.1 and 99.2, are incorporated by reference herein in their entirety.

Item 7.    Exhibits

  (c)
  Exhibits

  99.1
  Press Release dated February 12, 2004

  99.2
  Press Release dated January 26, 2004

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImClone Systems Incorporated
By:	/s/ CLIFFORD R. SAFFRON
	Name:	Clifford R. Saffron
	Title:	Senior Vice President, Legal and General Counsel

Date: February 13, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 12, 2004
99.2	Press release dated January 26, 2004

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  Item 5. Other Events
  Item 7. Exhibits
SIGNATURE
EXHIBIT INDEX